UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York 10018

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 6, 2022, The New York Times Company (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) with Subscription Holding Co., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), The Athletic Media Company, a Delaware corporation (“The Athletic”), and the Securityholders’ Representative named therein. Pursuant to the Agreement, subject to the terms and conditions contained therein, at the effective time referred to therein (the “Effective Time”), Merger Sub will merge with and into The Athletic (the “Merger”), with (i) the separate corporate existence of Merger Sub thereupon ceasing and (ii) The Athletic surviving the Merger as a wholly owned subsidiary of the Company.

Immediately following the execution and delivery of the Agreement, The Athletic’s shareholders approved the Agreement and the Merger.

At the Effective Time, the issued and outstanding equity of The Athletic, including its common stock and preferred stock (other than shares for which dissenters’ rights under applicable law have been exercised), and all outstanding options and warrants, will be converted into the right to receive cash payments in the aggregate amount of $550.0 million, subject to the purchase price adjustment and escrow arrangements described below (the “Merger Consideration”).

The Agreement contains customary purchase price adjustments for working capital, indebtedness, cash and transaction expenses.

At the closing, a portion of the Merger Consideration will be deposited by the Company with a third-party escrow agent, to be available, subject to the terms of the Agreement, to fund amounts owed to the Company, if any, pursuant to the Agreement’s purchase price adjustment and indemnification provisions. Other than such escrowed funds, the securityholders of The Athletic will generally have no post-closing liability to the Company.

The Agreement contains representations, warranties and covenants of the Company and The Athletic that are customary for a transaction of this nature. The Company has obtained representation and warranty insurance that generally limits recourse against the securityholders of The Athletic for a breach of The Athletic’s representations and warranties. From the date of the Agreement until the closing, The Athletic and its shareholders are required to comply with certain covenants regarding the operation of the business, including operating in the ordinary course.

The closing is currently anticipated to occur in the first quarter of 2022 and is subject to the satisfaction or waiver of customary conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Agreement will terminate in the event the applicable conditions have not been satisfied on or before May 6, 2022, the 120th day after the date of the Agreement, or such other date as the parties may agree in writing.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

The Agreement is not intended to provide any other factual, business or operational information about the parties thereto. The representations, warranties and covenants contained in the Agreement were made only for purposes of such Agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including, to the extent agreed by the parties, being qualified by disclosures contained in the disclosure schedules to the Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Agreement based on the relative knowledge of the parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On January 6, 2022, the Company issued a press release announcing the signing of the Agreement. A copy of such press release is furnished with this report as Exhibit 99.1 and incorporated herein by reference (the “Press Release”).

The information in this Item 7.01 of this Current Report on Form 8-K, including the Press Release, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (including the press release furnished as Exhibit 99.1) contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements relating to the potential benefits of the acquisition of The Athletic, the expected impact of the acquisition of The Athletic on the Company’s future performance, and the anticipated timing of the closing of the acquisition. Terms such as “aim,” “anticipate,” “believe,” “confidence,” “contemplate,” “continue,” “conviction,” “could,” “drive,” “estimate,” “expect,” “forecast,” “future,” “goal,” “guidance,” “intend,” “likely,” “may,” “might,” “objective,” “opportunity,” “optimistic,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” or similar statements or variations of such words and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on the current expectations, estimates and assumptions of the Company and involve risks and uncertainties that change over time; actual results could differ materially from those the Company expects. These risks and uncertainties include, but are not limited to, risks associated with the proposed acquisition of The Athletic, including, among others, those related to the Company’s ability to complete the transaction due to a failure of closing conditions or otherwise, the integration of The Athletic into the Company, the Company’s ability to realize the anticipated benefits of the proposed transaction; the costs related to the proposed transaction, and following a completion of the Company’s acquisition of The Athletic, the risks associated with its business and operations. These and other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to the Company’s business in general, are set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 27, 2020, and subsequent filings. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description

Exhibit 2.1*	Agreement and Plan of Merger, dated as of January 6, 2022 by and among (i) The Athletic Media Company, a Delaware corporation (“The Athletic”), (ii) The New York Times Company, a New York corporation, (iii) Subscription Holding Co., a Delaware corporation and a wholly owned subsidiary of The New York Times Company and (iv) Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative of the Securityholders of The Athletic (as set forth in the Agreement)

Exhibit 99.1	The New York Times Company Press Release, dated January 6, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: January 7, 2022	By:	/s/ Diane Brayton
Diane Brayton
Executive Vice President, General Counsel and Secretary